UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 13, 2011
The Men’s Wearhouse, Inc.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-16097 (Commission File Number)	74-1790172 (IRS Employer Identification No.)

6380 Rogerdale Road Houston, Texas (Address of principal executive offices)		77072 (Zip Code)

281-776-7000 (Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Employment Agreement with Douglas S. Ewert
     On April 13, 2011, The Men’s Wearhouse, Inc. (the “Company”) entered into an Employment Agreement (the “Ewert Employment Agreement”) with Douglas S. Ewert, current President and Chief Operating Officer of the Company. Pursuant to the terms of the Ewert Employment Agreement, Mr. Ewert shall serve as Chief Executive Officer and President of the Company beginning immediately after the Annual Meeting of Shareholders of the Company to be held on June 15, 2011. At such time, George Zimmer shall cease to be Chief Executive Officer of the Company but shall remain Executive Chairman of the Board.
     Mr. Ewert, age 47, joined the Company in 1995. He has served the Company in various capacities, including Senior Vice President — Merchandising and as Executive Vice President and Chief Operating Officer, K&G Men’s Company. In March 2002, he was named Executive Vice President and General Merchandise Manager; in January 2005, he was named Executive Vice President and Chief Operating Officer; and, in January 2008, he was named President and Chief Operating Officer.
     The initial term of the Ewert Employment Agreement shall be for a period of three years and thereafter shall automatically be extended for successive twelve-month periods unless the Company or Mr. Ewert gives written notice of an election not to extend the Ewert Employment Agreement not less than 180 days prior to the end of the initial employment period and 90 days prior to the end of any extended employment period.
     In addition, under the Ewert Employment Agreement, the Company agreed, among other things, to:
•	pay Mr. Ewert an annual base salary of $605,000;

•	provide Mr. Ewert an opportunity to earn an annual cash bonus each fiscal year in accordance with the terms of the Company’s annual cash bonus program for executive officers for such fiscal year based on the achievement of performance objectives as may be established from time to time by the Company’s Board of Directors (the “Board”) or a committee thereof; provided, that Mr. Ewert’s target bonus shall not be less than $600,000 for any given year (though the actual bonus paid may be greater or lesser than the target bonus and shall be determined consistent with the criteria set for other senior management executives at the Company by the Board or a committee thereof, based on such factors as it may determine) and the actual bonus paid to Mr. Ewert in each fiscal year shall not be less than an amount equal to $1,005,000 minus all other cash compensation paid to Mr. Ewert for such fiscal year;

•	provide life, accident, disability and health insurance coverage and certain other benefits provided to senior management executives of the Company; and

•	on the first day of Mr. Ewert’s employment as Chief Executive Officer and President, issue to him 100,000 deferred stock units, which shall vest in two equal installments of 33,333 units on the first and second anniversary dates of the date of grant and in an installment of 33,334 on the third anniversary date of the date of grant, provided that Mr. Ewert’s employment with the Company has not terminated prior to the applicable vesting date; additionally, Mr. Ewert shall receive annual awards of restricted stock, deferred stock units or stock options, or some combination thereof, having a value equal to $1,000,000.

     The Company may terminate Mr. Ewert’s employment under the Ewert Employment Agreement for “cause”. Under the Ewert Employment Agreement, “cause” is limited to Mr. Ewert’s:
•	conviction of or a plea of nolo contendere to the charge of a felony (which, through the lapse of time or otherwise, is not subject to appeal);

•	willful refusal without proper legal cause to perform, or gross negligence in performing, his duties and responsibilities;

•	material breach of fiduciary duty to the Company through the misappropriation of Company funds or property or through fraud;

•	material breach or default of his obligations or agreements under the Ewert Employment Agreement or any other agreement with the Company containing restrictive covenants or willful failure to follow in any material respect the lawful directions or policies of the Board; or

•	unauthorized absence from work (other than for sick leave or personal disability) for a period of 60 working days or more during a period of 90 working days.
     If the Company terminates Mr. Ewert for cause, or if Mr. Ewert terminates his employment with the Company without “good reason” (as defined below) or he chooses not to renew the Ewert Employment Agreement at the end of the current term or any extended term, the Company will pay all amounts owed to Mr. Ewert under the Ewert Employment Agreement through the date of termination and any other benefits which may be owing in accordance with Company policies or applicable law, which will satisfy all of the Company’s obligations under the Ewert Employment Agreement.
     If the Company terminates Mr. Ewert’s employment without “cause” or Mr. Ewert terminates his employment for “good reason” or if the Company notifies Mr. Ewert that it does not intend to extend his employment under the Ewert Employment Agreement at the end of the current term or any extended term, then, in addition to any other benefits which may be owing in accordance with the Company’s plans and policies:
•	the Company will be required to pay Mr. Ewert:
•	a lump sum payment of all amounts owed through the date of termination,

•	a lump sum payment in cash equal to Mr. Ewert’s full target bonus for the Company’s fiscal year ending contemporaneously with or immediately following the date of termination, to be paid on the April 15th immediately following the end of the Company’s fiscal year bonus period to which such target bonus relates, and

•	a lump sum payment in cash equal to two times the target bonus, also to be paid on the April 15th immediately following the end of the Company’s fiscal year bonus period to which the target bonus relates;
•	Mr. Ewert will continue to receive his annual base salary through the two year anniversary of the termination date; and

•	all options to acquire securities of the Company held by Mr. Ewert immediately prior to his termination date that would have vested if his employment continued for two years after the termination date shall become fully exercisable, and all restrictions on any restricted stock or deferred stock units of the Company held by Mr. Ewert immediately prior to his termination date that would have lapsed if his employment continued for two years after the termination date shall be removed.
     Under the Ewert Employment Agreement, “good reason” means:
•	a material reduction in Mr. Ewert’s status, title, position or responsibilities;

•	a reduction in Mr. Ewert’s annual base salary below $605,000 or annual cash compensation below $1,005,000;

•	a reduction in the value of Mr. Ewert’s annual equity grants below $1,000,000;

•	any material breach by the Company of the Ewert Employment Agreement;

•	any purported termination of Mr. Ewert’s employment for cause which does not comply with the terms of the Ewert Employment Agreement; or

•	a mandatory relocation of Mr. Ewert’s employment with the Company more than twenty-five (25) miles from the office of the Company where he is principally employed and stationed as of the date of the Ewert Employment Agreement, except for travel reasonably required in the performance of his duties and responsibilities;

provided, however, that no termination shall be for good reason until Mr. Ewert has provided the Company with written notice of the conduct alleged to have caused good reason and at least thirty (30) days have elapsed after the Company’s receipt of such written notice from Mr. Ewert, during which the Company has failed to cure any such alleged conduct.
     If Mr. Ewert’s employment is terminated as a result of his death, then, in addition to any other benefits which may be owing in accordance with the Company’s plans and policies, the Company will be required to:
•	pay to Mr. Ewert’s estate:
•	a lump sum payment in cash equal to (A) annual base salary earned through the date of Mr. Ewert’s death and (B) any accrued vacation pay earned by Mr. Ewert, and

•	a lump sum payment in cash equal to the number of days in the Company’s fiscal year up to and including the date of Mr. Ewert’s death divided by the total number of days in the Company’s fiscal year multiplied by Mr. Ewert’s bonus earned for the Company’s fiscal year ending contemporaneously with or immediately following the date of his death as reasonably determined by the Board or a committee thereof after the end of the Company’s fiscal year in which such death occurs in accordance with the Board’s determination policies then in effect; provided that the bonus shall not be less than an amount equal to the pro rata fraction times the positive difference between $1,005,000 and his annual base salary; and
•	all options to acquire securities of the Company held by Mr. Ewert immediately prior to his termination date that would have vested if his employment continued for two years after the termination date shall become fully exercisable, and all restrictions on any restricted stock or deferred stock units of the Company held by Mr. Ewert immediately prior to his termination date that would have lapsed if his employment continued for two years after the termination date shall be removed.
     If Mr. Ewert’s employment is terminated because of his permanent disability, then, in addition to any other benefits which may be owing in accordance with the Company’s plans and policies:
•	the Company will be required to pay Mr. Ewert:
•	a lump sum payment in cash equal to (A) annual base salary earned through the date of Mr. Ewert’s termination of employment and (B) any accrued vacation pay earned by Mr. Ewert, and

•	a lump sum payment in cash equal to the number of days in the Company’s fiscal year up to and including his termination date divided by the total number of days in the Company’s fiscal year multiplied by Mr. Ewert’s bonus earned for the Company’s fiscal year ending contemporaneously with or immediately following the termination date as reasonably determined by the Board or a committee thereof after the end of the Company’s fiscal year in which such termination occurs in accordance with the Board’s determination policies then in effect; provided that the bonus shall not be less than an amount equal to the pro rata fraction times the positive difference between $1,000,000 and his annual base salary, and
•	all options to acquire securities of the Company held by Mr. Ewert immediately prior to his termination date that would have vested if his employment continued for two years after the termination date shall become fully exercisable, and all restrictions on any restricted stock or deferred stock units of the Company held by Mr. Ewert immediately prior to his termination date that would have lapsed if his employment continued for two years after the termination date shall be removed.
     If the Ewert Employment Agreement is terminated as a result of Mr. Ewert’s death or permanent disability, or by the Company without cause, by the Company’s non-renewal of the Ewert Employment Agreement or by Mr. Ewert for good reason, the Company shall arrange to provide Mr. Ewert and his spouse and eligible dependents who were covered under the Company’s group health plan on the date of his termination and who in the case of eligible dependents continue to be eligible dependents, group health plan coverage until Mr. Ewert reaches age 65, or in the case of a termination as a result of Mr. Ewert’s death or permanent disability, until Mr. Ewert’s spouse reaches age 65. Such coverage will be substantially similar to that provided to executive officers of the Company during such period and at the same cost as if Mr. Ewert remained an executive officer of the Company during such period. Subject to Mr. Ewert’s group health plan coverage continuation rights under section 4980B of the Internal Revenue Code, the continuation of medical benefits shall be reduced to the extent benefits of the same type are received by Mr. Ewert, his spouse or any eligible dependent from any other person during such period.
     Certain of the payments to be made to Mr. Ewert under the Ewert Employment Agreement may be deferred in order to comply with the requirements of section 409A of Code.
     Under the Ewert Employment Agreement, Mr. Ewert has agreed not to compete with the Company or its affiliates during the term thereof and for any period in which he is receiving payments or benefits from the Company under the Ewert Employment Agreement (other than the continuation of medical benefits).
     Finally, the Ewert Employment Agreement provides that in the event that (i) prior to a change in control of the Company, the Board determines by a majority vote, or (ii) following a change in control of the Company, a court of competent jurisdiction determines by a final, non-appealable order, that Mr.

Ewert, before or after the termination of his employment relationship with the Company, has committed certain acts which materially and adversely affect the Company, then some or all (A) benefits payable or to be provided, or previously paid or provided, to Mr. Ewert under the Ewert Employment Agreement or (B) cash bonuses paid to Mr. Ewert by the Company on or after the date of the Ewert Employment Agreement, or equity awards granted to Mr. Ewert by the Company that vest, on or after the date of the Ewert Employment Agreement will be forfeited to the Company on such terms as determined by the Board or the final, non-appealable order of a court of competent jurisdiction. Those acts which could trigger such a forfeiture include:
•	fraud, embezzlement, theft, felony or an act of dishonesty in the course of Mr. Ewert’s employment with the Company or an affiliate;

•	knowingly causing or assisting in causing the Company or a subsidiary of the Company to engage in criminal misconduct;

•	if Mr. Ewert knew or should have known in the reasonable exercise of his duties that the Company was publicly releasing financial statements of the Company that were materially misstated and misleading;

•	disclosing trade secrets of the Company or an affiliate and such action materially and adversely affected the Company; or

•	violating the terms of any non-competition, non-disclosure or similar agreement with respect to the Company or any affiliate to which Mr. Ewert is a party and such action materially and adversely affected the Company.
Employment Agreement with Neill P. Davis
     Additionally, on April 18, 2011, the Company entered into an Employment Agreement (the “Davis Employment Agreement”) with Neill P. Davis, Executive Vice President and Chief Financial Officer of the Company.
     The initial term of the Davis Employment Agreement shall be for a period of three years and thereafter shall automatically be extended for successive twelve-month periods unless the Company or Mr. Davis gives written notice of an election not to extend the Davis Employment Agreement not less than 180 days prior to the end of the initial employment period and 90 days prior to the end of any extended employment period.
     In addition, under the Davis Employment Agreement, the Company agreed, among other things, to:
•	pay Mr. Davis an annual base salary of $450,000;

•	provide Mr. Davis an opportunity to earn an annual cash bonus each fiscal year in accordance with the terms of the Company’s annual cash bonus program for executive officers for such fiscal year based on the achievement of performance objectives as may be established from time to time by the Board or a committee thereof; provided, that Mr. Davis’s target bonus shall not be less than $350,000 for any given year (though the actual bonus paid may be greater or lesser than the target bonus and shall be determined consistent with the criteria set for other senior management executives at the Company by the Board or a committee thereof, based on such factors as it may determine);

•	provide life, accident, disability and health insurance coverage and certain other benefits provided to senior management executives of the Company; and

•	Mr. Davis shall receive annual awards of restricted stock, deferred stock units or stock options, or some combination thereof, having a value equal to $800,000.
     The Company may terminate Mr. Davis’s employment under the Davis Employment Agreement for “cause”. Under the Davis Employment Agreement, “cause” is limited to Mr. Davis’s:
•	conviction of or a plea of nolo contendere to the charge of a felony (which, through the lapse of time or otherwise, is not subject to appeal);

•	willful refusal without proper legal cause to perform, or gross negligence in performing, his duties and responsibilities;

•	material breach of fiduciary duty to the Company through the misappropriation of Company funds or property or through fraud;

•	material breach or default of his obligations or agreements under the Davis Employment Agreement or any other agreement with the Company containing restrictive covenants or willful failure to follow in any material respect the lawful directions or policies of the Board; or

•	unauthorized absence from work (other than for sick leave or personal disability) for a period of 60 working days or more during a period of 90 working days.
     If the Company terminates Mr. Davis for cause, or if Mr. Davis terminates his employment with the Company without “good reason” (as defined below) or he chooses not to renew the Davis Employment Agreement at the end of the current term or any extended term, the Company will pay all amounts owed to Mr. Davis under the Davis Employment Agreement through the date of termination and any other benefits which may be owing in accordance with Company policies or applicable law, which will satisfy all of the Company’s obligations under the Davis Employment Agreement.
     If the Company terminates Mr. Davis’s employment without “cause” or Mr. Davis terminates his employment for “good reason” or if the Company notifies Mr. Davis that it does not intend to extend his employment under the Davis Employment Agreement at the end of the current term or any extended term, then, in addition to any other benefits which may be owing in accordance with the Company’s plans and policies:
•	the Company will be required to pay Mr. Davis:
•	a lump sum payment of all amounts owed through the date of termination,

•	a lump sum payment in cash equal to Mr. Davis’s full target bonus for the Company’s fiscal year ending contemporaneously with or immediately following the date of termination, to be paid on the April 15th immediately following the end of the Company’s fiscal year bonus period to which such target bonus relates, and

•	an additional lump sum payment in cash equal to the target bonus, to be paid on the April 15th immediately following the end of the Company’s fiscal year bonus period to which the target bonus relates;

•	Mr. Davis will continue to receive his annual base salary through the first year anniversary of the termination date; and

•	all options to acquire securities of the Company held by Mr. Davis immediately prior to his termination date that would have vested if his employment continued for one year after the termination date shall become fully exercisable, and all restrictions on any restricted stock or deferred stock units of the Company held by Mr. Davis immediately prior to his termination date that would have lapsed if his employment continued for one year after the termination date shall be removed.
     Under the Davis Employment Agreement, “good reason” means:
•	a material reduction in Mr. Davis’s status, title, position or responsibilities;

•	a reduction in Mr. Davis’s annual base salary below $450,000;

•	a reduction in the value of Mr. Davis’s annual equity grants below $800,000;

•	any material breach by the Company of the Davis Employment Agreement;

•	any purported termination of Mr. Davis’s employment for cause which does not comply with the terms of the Davis Employment Agreement; or

•	a mandatory relocation of Mr. Davis’s employment with the Company more than twenty-five (25) miles from the office of the Company where he is principally employed and stationed as of the date of the Davis Employment Agreement, except for travel reasonably required in the performance of his duties and responsibilities;

provided, however, that no termination shall be for good reason until Mr. Davis has provided the Company with written notice of the conduct alleged to have caused good reason and at least thirty (30) days have elapsed after the Company’s receipt of such written notice from Mr. Davis, during which the Company has failed to cure any such alleged conduct.
     If Mr. Davis’s employment is terminated as a result of his death, then, in addition to any other benefits which may be owing in accordance with the Company’s plans and policies, the Company will be required to:
•	pay to Mr. Davis’s estate:
•	a lump sum payment in cash equal to (A) annual base salary earned through the date of Mr. Davis’s death and (B) any accrued vacation pay earned by Mr. Davis, and

•	a lump sum payment in cash equal to the number of days in the Company’s fiscal year up to and including the date of Mr. Davis’s death divided by the total number of days in the Company’s fiscal year multiplied by Mr. Davis’s bonus earned for the Company’s fiscal year ending contemporaneously with or immediately following the date of his death as reasonably determined by the Board or a committee thereof after the end of the Company’s fiscal year in which such death occurs in accordance with the Board’s determination policies then in effect; and

•	all options to acquire securities of the Company held by Mr. Davis immediately prior to his termination date that would have vested if his employment continued for one year after the termination date shall become fully exercisable, and all restrictions on any restricted stock or deferred stock units of the Company held by Mr. Davis immediately prior to his termination date that would have lapsed if his employment continued for one year after the termination date shall be removed.
     If Mr. Davis’s employment is terminated because of his permanent disability, then, in addition to any other benefits which may be owing in accordance with the Company’s plans and policies:
•	the Company will be required to pay Mr. Davis:
•	a lump sum payment in cash equal to (A) annual base salary earned through the date of Mr. Davis’s termination of employment and (B) any accrued vacation pay earned by Mr. Davis, and

•	a lump sum payment in cash equal to the number of days in the Company’s fiscal year up to and including his termination date divided by the total number of days in the Company’s fiscal year multiplied by Mr. Davis’s bonus earned for the Company’s fiscal year ending contemporaneously with or immediately following the termination date as reasonably determined by the Board or a committee thereof after the end of the Company’s fiscal year in which such termination occurs in accordance with the Board’s determination policies then in effect; and
•	all options to acquire securities of the Company held by Mr. Davis immediately prior to his termination date that would have vested if his employment continued for one year after the termination date shall become fully exercisable, and all restrictions on any restricted stock or deferred stock units of the Company held by Mr. Davis immediately prior to his termination date that would have lapsed if his employment continued for one year after the termination date shall be removed.
     If the Davis Employment Agreement is terminated as a result of Mr. Davis’s death or permanent disability, or by the Company without cause, by the Company’s non-renewal of the Davis Employment Agreement or by Mr. Davis for good reason, the Company shall arrange to provide Mr. Davis and his spouse and eligible dependents who were covered under the Company’s group health plan on the date of his termination and who in the case of eligible dependents continue to be eligible dependents, group health plan coverage until Mr. Davis reaches age 65, or in the case of a termination as a result of Mr. Davis’s death or permanent disability, until Mr. Davis’s spouse reaches age 65. Such coverage will be substantially similar to that provided to executive officers of the Company during such period and at the same cost as if Mr. Davis remained an executive officer of the Company during such period. Subject to Mr. Davis’s group health plan coverage continuation rights under section 4980B of the Internal Revenue Code, the continuation of medical benefits shall be reduced to the extent benefits of the same type are received by Mr. Davis, his spouse or any eligible dependent from any other person during such period.
     Certain of the payments to be made to Mr. Davis under the Davis Employment Agreement may be deferred in order to comply with the requirements of section 409A of Code.
     Under the Davis Employment Agreement, Mr. Davis has agreed not to compete with the Company or its affiliates during the term thereof and for any period in which he is receiving payments or benefits from the Company under the Davis Employment Agreement (other than the continuation of medical benefits).

     Finally, the Davis Employment Agreement provides that in the event that (i) prior to a change in control of the Company, the Board determines by a majority vote, or (ii) following a change in control of the Company, a court of competent jurisdiction determines by a final, non-appealable order, that Mr. Davis, before or after the termination of his employment relationship with the Company, has committed certain acts which materially and adversely affect the Company, then some or all (A) benefits payable or to be provided, or previously paid or provided, to Mr. Davis under the Davis Employment Agreement or (B) cash bonuses paid to Mr. Davis by the Company on or after the date of the Davis Employment Agreement, or equity awards granted to Mr. Davis by the Company that vest, on or after the date of the Davis Employment Agreement will be forfeited to the Company on such terms as determined by the Board or the final, non-appealable order of a court of competent jurisdiction. Those acts which could trigger such a forfeiture include:
•	fraud, embezzlement, theft, felony or an act of dishonesty in the course of Mr. Davis’s employment with the Company or an affiliate;

•	knowingly causing or assisting in causing the Company or a subsidiary of the Company to engage in criminal misconduct;

•	if Mr. Davis knew or should have known in the reasonable exercise of his duties that the Company was publicly releasing financial statements of the Company that were materially misstated and misleading;

•	disclosing trade secrets of the Company or an affiliate and such action materially and adversely affected the Company; or

•	violating the terms of any non-competition, non-disclosure or similar agreement with respect to the Company or any affiliate to which Mr. Davis is a party and such action materially and adversely affected the Company.
     The foregoing description of the Ewert Employment Agreement and the Davis Employment Agreement does not purport to be complete and is qualified in its entirety by reference to such agreements, which are filed as Exhibit 10.1 and Exhibit 10.2 hereto, respectively, and are incorporated by reference herein.

Item 8.01	Other Events.
     On April 18, 2011, the Company issued a press release announcing that Mr. Ewert will succeed George Zimmer, the Company’s founder and chairman of the board and chief executive officer, as president and chief executive officer of the Company immediately after the Company’s Annual Shareholder Meeting to be held on June 15, 2011.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Number	Description

10.1	Employment Agreement dated effective as of April 12, 2011, by and between The Men’s Wearhouse, Inc. and Douglas S. Ewert.

10.2	Employment Agreement dated effective as of April 15, 2011, by and between The Men’s Wearhouse, Inc. and Neill P. Davis.

99.1	Press Release of the Company dated April 18, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 19, 2011

THE MEN’S WEARHOUSE, INC.
By:	/s/ Neill P. Davis
Neill P. Davis
Executive Vice President, Chief Financial Officer, Treasurer and Principal Financial Officer

Index to Exhibits

Exhibit No.	Description

10.1	Employment Agreement dated effective as of April 12, 2011, by and between The Men’s Wearhouse, Inc. and Douglas S. Ewert.

10.2	Employment Agreement dated effective as of April 15, 2011, by and between The Men’s Wearhouse, Inc. and Neill P. Davis.

99.1	Press Release of the Company dated April 18, 2011.